                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  November 17, 2000





                              JPS INDUSTRIES, INC.
            (Exact Name of Registrant as Specified in their Charters)







Delaware                                 33-27038                57-0868166
(State or Other                 (Commission File Numbers)    (I.R.S. Employer
Jurisdiction of Incorporation)                              Identification Nos.)




555 N. Pleasantburg Drive, Suite 202, Greenville, South Carolina        29607
(Address of Principal Executive Offices)                              (Zip Code)



Registrants' Telephone Number, Including Area Code:  (864) 239-3900




--------------------------------------------------------------------------------



          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 17, 2000 JPS Industries, Inc. announced that it had completed a transaction to sell the assets of its Apparel division to JPSA Acquisition Corporation, a privately held, new company formed by
         H. Doug Kingsmore and Jerry E. Hunter. The sale includes its apparel manufacturing and administrative facilities located in South Boston, Virginia; Greenville, South Carolina; and Laurens, South Carolina; as well as its sales offices in New York and Los Angeles. The transaction does not include any of the assets associated with the Company's Glass or Elastomerics Divisions.

         The purchase price of the assets is approximately $27 million with future consideration in the form of an earn-out based on earnings before interest, depreciation and amortization ("EBITDA"), as defined, for the 24-month period following the transaction. JPSA Acquisition will also assume certain specified liabilities. Simultaneous with the transaction, JPS entered into an agreement with its bank syndicate to reduce the maximum borrowing under its senior credit agreement to $45 million. Proceeds from the transaction will be applied to JPS' revolver.

Item 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable.

         (b) ProForma Financial Information. ProForma financial information required pursuant to Article 11 of Regulation S-X is filed as
                  Exhibit 99.2 to this current report on Form 8-K and incorporated herein by this reference.

         (c)      Exhibits.

         The following exhibits are filed with this report:

         Exhibit No.       Exhibit Description
         -----------       -------------------
             1.1           Asset Purchase Agreement, dated as of November 16,
                           2000, by and among JPS Industries, Inc., JPS
                           Converter and Industrial Corp. and JPSA Acquisition
                           Corp.

            99.1           Press Release dated November 17, 2000

            99.2           JPS Industries, Inc., Unaudited ProForma Financial
                           Statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                              JPS INDUSTRIES, INC.


                                                  /s/ Charles R. Tutterow
                                             -----------------------------------
                                             By:  Charles R. Tutterow
                                                  Executive Vice President and
                                                  Chief Financial Officer


Date: December 4, 2000

                                  EXHIBIT INDEX

Exhibit No.       Exhibit Description
-----------       -------------------
    1.1           Asset Purchase Agreement, dated as of November 16, 2000, by and among JPS Industries, Inc., JPS Converter and Industrial
                  Corp. and JPSA Acquisition Corp.

   99.1           Press Release dated November 17, 2000

   99.2           JPS Industries, Inc., Unaudited ProForma Financial Statements.